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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): September 13, 1999

                                 ORBIT/FR, Inc.

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             (Exact name of registrant as specified in its charter)



            Delaware                   0-22583                  23-2874370
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  (State or other jurisdiction       (Commission               (IRS Employer
        of incorporation)           File Number)            Identification No.)


                               506 Prudential Road

                           Horsham, Pennsylvania 19044

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                    (Address of principal executive offices,
                               including zip code)

       Registrant's telephone number, including area code: (215) 674-5100

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ITEM 5 OTHER EVENTS.

On September 13, 1999, Orbit/FR, Inc. announced that it reached a Plea Agreement with the U.S. Attorney's Office to settle the investigation of the Company's export practices, originally disclosed by the Company in June 1998. The Company agreed to plead guilty to two counts of violating the Arms Control Act arising from its export to China of a defense article and defense services without the required export licenses, in or about November 1997 and January 1998. Additionally, the Company agreed to pay a $600,000 fine. As with all plea agreements, this Plea Agreement is subject to approval by the U.S. District Court.

From the time the company became aware of the investigation, its Board of Directors initiated its own internal investigation and cooperated fully with the Government. In addition, the Company put in place a new top management team, which implemented a comprehensive internal compliance program and extensive compliance training for the Company's employees. The Company designated its Vice President of Finance and Chief Financial Officer as its Export Compliance Officer. Pursuant to 22 C.F.R. Section 127.7, the Department of State may prohibit a person convicted of violating the Arms Export Control Act from participating in the export of defense articles or services for which a State Department license is required under the International Traffic in Arms Regulations for a period of up to three years. The Company is engaged in discussions with the Government concerning any discretionary debarment. Furthermore, the Company believes that it is presently responsible and is looking forward to continuing to supply its products and services to the U.S. Government.

Some of the information set forth in this Form 8-k may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include declarations regarding the current intent, belief or expectations of the Company and its management. Prospective investors are cautioned that any such forward-looking statements, including those regarding potential debarment or other civil penalties are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results. Such risks and uncertainties are identified in the Company's reports and registration statements filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 1998 and Forms 10-Q.
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Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ORBIT/FR, INC.

                                               By: /s/ Ze'ev Stein
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                                                       Ze'ev Stein
                                                       Acting President and
                                                       Chief Executive Officer


                                               By: /s/ William A. Torzolini
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                                                       William A. Torzolini
                                                       Chief Financial Officer